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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 25, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2003, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2003-39,
             Mortgage Pass-Through Certificates, Series 2003-39).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

          Delaware                 333-103821                   95-4449516
          --------                 ----------                   ----------
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
      of Incorporation)           File Number)              Identification No.)


                    4500 Park Granada
                  Calabasas, California                           91302
                  ---------------------                           -----
        (Address of Principal Executive Officers)              (Zip Code)



       Registrant's telephone number, including area code (818) 225-3000
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Item 5.   Other Events.
----      ------------

Filing of Certain Materials
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     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 2003-39 (the "Certificates").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     The consolidated financial statements of MBIA Inc. and its subsidiaries and MBIA Insurance Corporation and its subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the three years in the period ended December 31, 2002, included in the Annual Report on Form 10-K of MBIA Inc. (which was filed with the Securities and Exchange Commission are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for Mortgage Pass-Through Certificates, Series 2003-44, and shall be deemed to be part hereof and thereof.

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP
("PricewaterhouseCoopers") to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.1




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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 24, 2003 and the prospectus supplement dated on or about August 25, 2003 (collectively, the "Prospectus"), of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-39.


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Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.
          -------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.1   Consent of PricewaterhouseCoopers LLP


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWMBS, INC.



                                       By:   /s/ Darren Bigby
                                             --------------------------------
                                             Darren Bigby
                                             Vice President



Dated:  August 25, 2003


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Exhibit Index
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Exhibit                                                                   Page
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23.1      Consent of PricewaterhouseCoopers LLP